THE NATIONSBANK 401(k) RESTORATION PLAN

                (as amended and restated effective April 1, 1998)


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                     THE NATIONSBANK 401(K) RESTORATION PLAN

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS........................................................................1

        Section 1.1   Definitions............................................................1


ARTICLE II PLAN ADMINISTRATION...............................................................3

        Section 2.1   Committee..............................................................3


ARTICLE III DEFERRED COMPENSATION PROVISIONS.................................................4

        Section 3.1   Employee Elections.....................................................4

        Section 3.2   Deferral Accounts......................................................4

        Section 3.3   Matching Contribution Restoration Accounts.............................4

        Section 3.4   Account Adjustments....................................................5

        Section 3.5   Account Payments.......................................................6

        Section 3.6   Withdrawals on Account of an Unforeseeable Emergency...................9


ARTICLE IV AMENDMENT AND TERMINATION.........................................................9

        Section 4.1   Amendment and Termination..............................................9


ARTICLE V MISCELLANEOUS PROVISIONS..........................................................10

        Section 5.1   Nature of Plan and Rights.............................................10

        Section 5.2   Termination of Employment.............................................10

        Section 5.3   Spendthrift Provision.................................................10

        Section 5.4   Employment Noncontractual.............................................10

        Section 5.5   Adoption by Other Participating Employers.............................10

        Section 5.6   Applicable Law........................................................10

        Section 5.7   Merged Plans..........................................................10
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                     THE NATIONSBANK 401(k) RESTORATION PLAN

                (as amended and restated effective April 1, 1998)


        THIS INSTRUMENT OF AMENDMENT AND RESTATEMENT is executed this ___ day of February, 1999 and effective as of the 1st day of April, 1998, by BANKAMERICA CORPORATION, a Delaware corporation (the "Corporation");

                              Statement of Purpose
                              --------------------
        NationsBank Corporation ("NationsBank") entered into an Agreement and Plan of Reorganization with BankAmerica Corporation, a Delaware corporation ("BankAmerica"), dated April 10, 1998 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, NationsBank was re-incorporated as a Delaware corporation, BankAmerica merged into NationsBank, and the resulting Delaware corporation was renamed "BankAmerica Corporation," all effective as of the "Effective Time" as defined in the Reorganization Agreement. References herein to the "Corporation" include both NationsBank (prior to the Effective Time) and the Delaware corporation resulting from the consummation of the transactions contemplated by the Reorganization Agreement (from and after the Effective
Time).

        The Corporation sponsors The NationsBank 401(k) Restoration Plan (the "Restoration Plan"). The purpose of the Restoration Plan is to provide benefits, on a non-qualified and unfunded basis, to certain employees whose benefits under The NationsBank 401(k) Plan are adversely affected by the limitations of Sections 401(a)(17), 401(k)(3), 401(m), 402(g) and 415 of the Internal Revenue Code, as well as certain limits placed on the contribution rates of highly compensated participants established by the administrative committee under The NationsBank 401(k) Plan.

        By this Instrument, the Corporation is amending and restating the Restoration Plan effective April 1, 1998 to (i) change the name of the Restoration Plan from "The NationsBank Retirement Savings Restoration Plan" to "The NationsBank 401(k) Restoration Plan"; (ii) provide new investment elections to Covered Employees; and (iii) otherwise meet current needs.

        NOW, THEREFORE, for the purposes aforesaid, the Corporation hereby amends and restates the Restoration Plan effective April 1, 1998 to consist of the following Articles I through V:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Definitions. Unless the context clearly indicates otherwise, when used in the Restoration Plan:

               Account means, collectively, the Deferral Account and Matching Contribution Restoration Account.
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               Code means the Internal Revenue Code of 1986. References to the
        Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

               Code Limitations means any one or more of the limitations and restrictions that Sections 401(a)(17), 401(k)(3), 401(m), 402(g) and 415 of the Code place on the Pre-Tax Employee Contributions and Matching Contributions for a Covered Employee under the 401(k) Plan. In addition, Code Limitations also means and refers to any limitations on contributions under the 401(k) Plan established by the 401(k) Plan administrative committee with respect to highly compensated participants.

               Committee means the committee designated pursuant to Section 2.1 of the Restoration Plan.

               Corporation means (i) prior to the "Effective Time" (as defined in the Agreement and Plan of Reorganization dated April 10, 1998 between NationsBank Corporation and BankAmerica Corporation), NationsBank Corporation, a North Carolina corporation and (ii) from and after the Effective Time, BankAmerica Corporation, a Delaware corporation, and any successor thereto.

               Covered Employee means an Employee eligible to participate in the 401(k) Plan.

               Deferral Account means the account established and maintained on the books of a Participating Employer to record a Covered Employee's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to Section 3.2 of the Restoration Plan.

               Employee means an individual employed by a Participating
        Employer.

               401(k) Plan means The NationsBank 401(k) Plan, as in effect from time to time. Prior to April 1, 1998, the 401(k) Plan was named "The NationsBank Retirement Savings Plan".

               Matching Contribution Restoration Account means the account established and maintained on the books of a Participating Employer to record a Covered Employee's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to
        Section 3.3 of the Restoration Plan. Prior to January 1, 1993, the Restoration Plan referred to this account as the "Restoration Account".

               Participating Employer means (i) the Corporation, (ii) each other "Participating Employer" under (and as defined in) the 401(k) Plan on the date hereof and (iii) any other incorporated or unincorporated trade or business which may hereafter adopt both the 401(k) Plan and the Restoration Plan.

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               Payment Date, with respect to a Covered Employee who terminates employment with the Participating Employers on or after having attained age fifty-five (55), means the last business day of March of the calendar year following the calendar year in which such termination of employment occurs.

               Personnel Group means the Personnel Group of the Corporation.

               Plan Year means the twelve-month period commencing January 1 and ending the following December 31.

               Restoration Plan means this plan: The NationsBank 401(k) Restoration Plan, as in effect from time to time. Prior to April 1, 1998, the Restoration Plan was named the "NationsBank Retirement Savings Restoration Plan".

               Single Sum Value of the Account of a Participant who is receiving annual installments pursuant to Section 3.5(c) means the single sum present value of the installments determined as of the relevant determination date using for such purpose as the discount rate the same rate that was used in calculating the amount of the installments pursuant to Section 3.5(c) below.

Any capitalized terms used in the Restoration Plan that are defined in the documents comprising the 401(k) Plan have the meanings assigned to them in the 401(k) Plan, unless such terms are otherwise defined above in this Article or unless the context clearly indicates otherwise.

                                   ARTICLE II
                               PLAN ADMINISTRATION

        Section 2.1 Committee. The Restoration Plan shall be administered by the "Committee" under (and as defined in) the 401(k) Plan (although certain provisions of the Restoration Plan shall be administered by the Personnel Group as specified herein). The Committee shall be empowered to interpret the provisions of the Restoration Plan and to perform and exercise all of the duties and powers granted to it under the terms of the Restoration Plan by action of a majority of its members in office from time to time. The Committee may adopt such rules and regulations for the administration of the Restoration Plan as are consistent with the terms hereof and shall keep adequate records of its proceedings and acts. All interpretations and decisions made (both as to law and fact) and other action taken by the Committee with respect to the Restoration Plan shall be conclusive and binding upon all parties having or claiming to have an interest under the Restoration Plan. Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretative issues that may arise in connection with its administration of the Restoration Plan (including without limitation any determination as to claims for benefits hereunder), and the Committee's exercise of such discretion shall be conclusive and binding on all affected parties as long as it is not arbitrary or capricious. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

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                                   ARTICLE III
                        DEFERRED COMPENSATION PROVISIONS

        Section 3.1 Employee Elections. Prior to January 1 of a Plan Year, or at such other times as may be established by the Personnel Group, a Covered Employee who is expected to be a highly compensated employee within the meaning of section 414(q) of the Code for the Plan Year of the 401(k) Plan to which such election relates may elect to defer under the Restoration Plan the portion of the Covered Employee's Pre-Tax Employee Contributions otherwise permissible under the 401(k) Plan which cannot be credited to the Covered Employee under the 401(k) Plan for such Plan Year because of the Code Limitations. All elections made under this Section 3.1 shall be made in writing on a form, or pursuant to such other non-written procedures, as may be prescribed from time to time by the Personnel Group and shall be irrevocable for such Plan Year. An election by a Covered Employee under this Section 3.1 shall continue in effect for all subsequent Plan Years (during which the Covered Employee is a highly compensated employee) unless and until changed or terminated by the Covered Employee in accordance with procedures established from time to time by the Personnel Group. Any such change in or termination of an election under this Section 3.1 shall be effective as of the January 1 of the next succeeding Plan Year. If a Covered Employee's Pre-Tax Employee Contributions to the 401(k) Plan are suspended under the terms of the 401(k) Plan in connection with a hardship distribution, then all deferrals under this Plan (including deferrals by Key Executives pursuant to Section 3.4 below) shall be suspended (to the extent such suspension is required by Section 401(k) of the Code) for the same period that the Covered Employee's Pre-Tax Employee Contributions are suspended.

        Section 3.2 Deferral Accounts. A Participating Employer shall establish and maintain on its books a Deferral Account for each Covered Employee employed by such Participating Employer who elects to defer the receipt of any amount pursuant to Section 3.1 of the Restoration Plan. Such Deferral Account shall be designated by the name of the Covered Employee for whom established. The amount attributable to any Pre-Tax Employee Contribution for a particular pay period during such Plan Year which cannot be credited to the Covered Employee under the 401(k) Plan because of the Code Limitations, and which the Covered Employee has elected to defer pursuant to Section 3.1 of the Restoration Plan, shall be credited to such Deferral Account as of the date such amount would have otherwise been paid to the Covered Employee.

        Section 3.3 Matching Contribution Restoration Accounts. A Participating Employer shall establish and maintain on its books a Matching Contribution Restoration Account for each Covered Employee employed by such Participating Employer whose Matching Contributions under the 401(k) Plan shall have been limited, directly or indirectly, by the operation of the Code Limitations. Such Matching Contribution Restoration Account shall be designated by the name of the Covered Employee for whom established. If a Covered Employee is a Participant Eligible for Matching Contributions for the Plan Year under the 401(k) Plan, the Covered Employee's Matching Contribution Restoration Account shall be credited as of the Valuation Date under the 401(k) Plan that occurs on the last day of the Plan Year with an amount equal to the sum of Amount A and Amount B, where:

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        Amount A is seventy-five percent (75%) of the sum of the portions (if any) of the amounts credited to the Covered Employee's Deferral Account for the Plan Year pursuant to Section 3.1 of the Restoration Plan that would have been Matchable Pre-Tax Employee Contributions for the Plan Year under the 401(k) Plan had such amounts been contributed to the 401(k) Plan as Pre-Tax Employee Contributions for the Covered Employee and the Code Limitations not applied to the 401(k) Plan.

        Amount B is seventy-five percent (75%) of the portion (if any) of the actual Matchable Pre-Tax Employee Contributions made to the 401(k) Plan for the Covered Employee for the Plan Year with respect to which Matching Contribution allocations were not made under Section 5.2 of the 401(k) Plan or (if made) were forfeited under Section 5.4 of the 401(k) Plan because of the Code Limitations.

        Section 3.4   Account Adjustments.

        (a) Account Adjustments for Deemed Investments. The Committee shall from time to time designate one or more investment vehicle(s) in which the Accounts of Covered Employees shall be deemed to be invested. The investment vehicle(s) may be designated by reference to the investments available under other plans sponsored by a Participating Employer (including the 401(k) Plan). Each Covered Employee shall designate the investment vehicle(s) in which his or her Account shall be deemed to be invested according to the procedures developed by the Personnel Group, except as otherwise required by the terms of the Restoration Plan. No Participating Employer shall be under an obligation to acquire or invest in any of the deemed investment vehicle(s) under this subparagraph, and any acquisition of or investment in a deemed investment vehicle by a Participating Employer shall be made in the name of such Participating Employer and shall remain the sole property of such Participating Employer. Effective April 1, 1998, the designated investment vehicles shall be (and shall remain until such time as changed by the Committee in its sole discretion from time to time according to its procedures for designating investments) the following:

        (i)   30-Year Treasury Bond Fund;
        (ii)  NationsBank Stable Capital Fund;
        (iii) Nations Strategic Fixed Income Fund;
        (iv)  Nations Value Fund;
        (v)   Nations Equity Index Fund;
        (vi) Nations Disciplined Equity Fund;
        (vii) Nations Managed SmallCap Index Fund;
        (viii) Nations International Equity Fund;
        (ix) NationsBank Stock Fund;
        (x) LifeGoal Balanced Growth Portfolio;
        (xi) LifeGoal Growth Portfolio; and
        (xii) LifeGoal Income and Growth Portfolio.

The Committee shall also establish from time to time a default Fund into which a Covered Employee's Account shall be deemed to be invested if the Covered Employee fails to provide

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investment instructions pursuant to this Section 3.4(a). Effective April 1,
1998, such default Fund shall be the NationsBank Stable Capital Fund.

        (b) Periodic Account Adjustments. Each Account shall be adjusted from time to time at such intervals as determined by the Personnel Group. The Personnel Group may determine the frequency of account adjustments by reference to the frequency of account adjustments under another plan sponsored by a Participating Employer. The amount of the adjustment shall equal the amount that each Covered Employee's Account would have earned (or lost) for the period since the last adjustment had the Account actually been invested in the deemed investment vehicle(s) designated by the Covered Employee for such period pursuant to Section 3.4(a).

        (c) Account Adjustments Prior to April 1, 1998. Prior to April 1, 1998, Account adjustments were made in accordance with the terms of the Restoration Plan then in effect. The Personnel Group shall determine in its discretion procedures to transition from the methods for determining Account adjustments prior to April 1, 1998 and the methods described in the preceding paragraphs of this Section 3.4 for periods from and after April 1, 1998.

        Section 3.5   Account Payments.

        (a)    Payment Options.

               (i) A Covered Employee who first elects to defer amounts under this Article III after having attained age fifty-four (54) shall, at the time of the Covered Employee's initial deferral election, irrevocably elect one of the payment options described in subparagraph (iii) below.

               (ii) For a Covered Employee who first elects to defer amounts under this Article III before having attained age fifty-four (54), such Covered Employee shall, upon attainment of age fifty-four (54), be given the opportunity to irrevocably elect one of the payment options described in subparagraph (iii) below.

               (iii) The payment options from which a Covered Employee may elect are as follows: (A) single cash payment, (B) five (5) annual installments or (C) ten (10) annual installments, as such methods are more fully described below.

               (iv) Any election made under this Section 3.5(a) shall be made on such form, at such time and pursuant to such procedures as determined by the Personnel Group in its sole discretion from time to time. An election made under subparagraph (i) shall be effective upon the later of the date of such election or the attainment of age fifty-five (55). An election made under subparagraph (ii) shall not become effective until the attainment of age fifty-five (55) (or such later date as may be specified in the election).

               (v) For a Covered Employee who does not yet have an election in effect under this Section 3.5(a) or for a Covered Employee who fails to elect a payment option under this Section 3.5(a), the method of payment shall be the

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        single cash payment. In addition, if the total Account balance of a
        Covered Employee who is to be paid by the installment method is less than Ten Thousand Dollars ($10,000) determined as of the first installment payment date, then the method of payment shall be the single cash payment.

        (b) Single Cash Payments. The following provisions shall apply with respect to single cash payments under the Restoration Plan:

               (i) In the case of a Covered Employee whose termination of employment with the Participating Employers occurs before the Covered Employee attains age fifty-five (55), then such Covered Employee's Account, to the extent vested, shall be determined as of the date of such termination of employment, and such final vested Account balance shall be paid in a single cash payment to the Covered Employee (or to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan in the case of the Covered Employee's termination of employment as the result of the Covered Employee's death) as soon as administratively practicable after the date of such termination of employment.

               (ii) In the case of a Covered Employee whose termination of employment with the Participating Employers occurs on or after the Covered Employee attains age fifty-five (55) and whose vested Account balance is to be paid in a single cash payment in accordance with
        Section 3.5(a), then such Covered Employee's Account, to the extent vested, shall continue to be credited with adjustments under Section 3.4 through the Payment Date, except that the rate for such adjustments for the period from March 1 immediately preceding the Payment Date through the Payment Date shall be the rate in effect under the 30-year Treasury Bond Fund as of such March 1. The final vested Account balance as of the Payment Date shall be paid in a single cash payment to the Covered Employee (or to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan in the case of the Covered Employee's termination of employment as the result of the Covered Employee's death) on or about the Payment Date.

        (c) Annual Installments. In the event a Covered Employee's employment with the Participating Employers terminates after the effectiveness of the Covered Employee's election as to the method of payment under Section 3.5(a) and such method of payment under Section 3.5(a) is annual installments, the amount of such annual installments shall be calculated and paid pursuant to the provisions of this Section 3.5(c). If a Covered Employee dies after the effectiveness of the Covered Employee's election as to the method of payment under Section 3.5(a) and such method of payment under Section 3.5(a) is annual installments, such annual installments (or remaining annual installments in the case of death after commencement of payment) shall be paid to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan. The first installment shall be paid on or about the Payment Date, and each subsequent installment shall be paid on or about each anniversary of the Payment Date during the selected payment period. The amount of the installments shall be calculated as follows:

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               (i) For Covered Employees who Terminate Employment on or after
        April 1, 1998. The Covered Employee's Account, to the extent vested, shall continue to be credited with adjustments under Section 3.4 through the Payment Date, except that the rate for such adjustments for the period from March 1 immediately preceding the Payment Date through the Payment Date shall be the rate in effect under the 30-year Treasury Bond Fund as of such March 1. The amount of the annual installments shall then be calculated, based on the vested Account balance as of the Payment Date, as equal annual installments amortized over the selected period using the same 30-year Treasury Fund rate.

               (ii) For Covered Employees who Terminated Employment Prior to April 1, 1998. For Covered Employees who terminated employment prior to April 1, 1998, the amount of annual installments shall be calculated in accordance with the terms of the Restoration Plan as in effect at the time such Covered Employee terminated employment with the Participating Employers.

        (d) Vesting of Matching Contribution Restoration Account. Notwithstanding any provision of the Restoration Plan to the contrary, if a Covered Employee is not fully (100%) vested in the amount credited to the Employee's Matching Contribution Account and/or the Employee's Pre-1993 Stock/Thrift Plan Matching Contribution Account under the 401(k) Plan at the time of the Employee's termination of employment with the Participating Employers, the amount credited to the Covered Employee's Matching Contribution Restoration Account shall be reduced at the time of such termination of employment to an amount equal to the product of (i) the amount then credited to said Matching Contribution Restoration Account multiplied by (ii) the vested percentage applicable to the Employee's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account under the 401(k) Plan as of the date of such termination of employment. The amount by which the Employee's Matching Contribution Restoration Account is reduced by application of the preceding sentence shall be forfeited at the time the Employee terminates employment.

        (e) Other Payment Provisions. Subject to the provisions of Section 3.6, a Covered Employee shall not be paid any portion of the Employee's Account prior to the Employee's termination of employment with the Participating Employers. Any deferral or payment hereunder shall be subject to applicable payroll and withholding taxes. For purposes of the Restoration Plan, a Covered Employee shall be deemed to have terminated employment with the Participating Employers upon eligibility for benefits under the NationsBank Long-Term Disability Plan as in effect from time to time; provided, however, that the Personnel Group may in its discretion determine that a Covered Employee who is eligible to receive Long-Term Disability Plan benefits has not terminated employment if the Personnel Group concludes that the Covered Employee is likely to return to work. In the event any amount becomes payable under the provisions of the Restoration Plan to a Covered Employee, beneficiary or other person who is a minor or an incompetent, whether or not declared incompetent by a court, such amount may be paid directly to the minor or incompetent person or to such person's fiduciary (or attorney-in-fact in the case of an incompetent) as the Personnel Group, in its sole discretion, may decide, and the Personnel Group shall not be liable to any person for any such decision or any payment pursuant thereto.

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        Section 3.6 Withdrawals on Account of an Unforeseeable Emergency. A
Covered Employee who is in active service of a Participating Employer may, in the Committee's sole discretion, receive a refund of all or any part of the amounts previously credited to the Covered Employee's Deferral Account (but not the Covered Employee's Matching Contribution Restoration Account) in the case of an "unforeseeable emergency". A Covered Employee requesting a payment pursuant to this Section shall have the burden of proof of establishing, to the Committee's satisfaction, the existence of such "unforeseeable emergency", and the amount of the payment needed to satisfy the same. In that regard, the Covered Employee shall provide the Committee with such financial data and information as the Committee may request. If the Committee determines that a payment should be made to a Covered Employee under this Section such payment shall be made within a reasonable time after the Committee's determination of the existence of such "unforeseeable emergency" and the amount of payment so needed. As used herein, the term "unforeseeable emergency" means a severe financial hardship to a Covered Employee resulting from a sudden and unexpected illness or accident of the Covered Employee or of a dependent of the Covered Employee, loss of the Covered Employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Covered Employee. The circumstances that shall constitute an "unforeseeable emergency" shall depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Covered Employee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Examples of what are not considered to be "unforeseeable emergencies" include the need to send a Covered Employee's child to college or the purchase of a home. Withdrawals of amounts because of an "unforeseeable emergency" shall not exceed an amount reasonably needed to satisfy the emergency need. If any withdrawal is permitted pursuant to this Section during a Plan Year, no further deferral of compensation shall be made during the Plan Year from and after the effective date of the withdrawal.

                                   ARTICLE IV
                            AMENDMENT AND TERMINATION

        Section 4.1 Amendment and Termination. The Corporation shall have the right and power at any time and from time to time to amend the Restoration Plan in whole or in part, on behalf of all Participating Employers, and at any time to terminate the Restoration Plan or any Participating Employer's participation hereunder; provided, however, that no such amendment or termination shall reduce the amount actually credited to the Account(s) of any current or former Covered Employee (or beneficiary of a deceased Covered Employee) on the date of such amendment or termination, or further defer the due dates for the payment of such amounts, without the consent of the affected person. Notwithstanding the provisions of Section 3.6(a), in connection with any termination of the Restoration Plan the Committee shall have the authority to cause the Accounts of all current and former Covered Employees (and beneficiary of any deceased Covered Employees) to be paid in a single sum payment as of a date determined by the Committee or to otherwise accelerate the payment of all Accounts in such manner as the Committee shall determine in its discretion. In that regard, upon any termination of the Restoration Plan the amount of any payment to a former Covered Employee (or beneficiary of a deceased Covered Employee) who is receiving annual installments pursuant to Section 3.6(c)

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shall be the Single Sum Value of the Covered Employee's Account determined as of the selected determination date.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

        Section 5.1 Nature of Plan and Rights. The Restoration Plan is unfunded and intended to constitute an incentive and deferred compensation plan for a select group of officers and key management employees of the Participating Employers. If necessary to preserve the above intended plan status, the Committee, in its sole discretion, reserves the right to limit or reduce the number of actual participants and otherwise to take any remedial or curative action that the Committee deems necessary or advisable. The Accounts established and maintained under the Restoration Plan by a Participating Employer are for accounting purposes only and shall not be deemed or construed to create a trust fund of any kind or to grant a property interest of any kind to any Employee, designated beneficiary or estate. The amounts credited by a Participating Employer to such Accounts are and for all purposes shall continue to be a part of the general assets of such Participating Employer, and to the extent that an Employee, beneficiary or estate acquires a right to receive payments from such Participating Employer pursuant to the Restoration Plan, such right shall be no greater than the right of any unsecured general creditor of such Participating Employer.

        Section 5.2 Termination of Employment. For the purposes of the Restoration Plan, an Employee's employment with a Participating Employer shall not be considered to have terminated so long as the Employee is in the employ of any Participating Employer or other member of the Controlled Group.

        Section 5.3 Spendthrift Provision. No Account balance or other right or interest under the Restoration Plan of an Employee, beneficiary or estate may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such balance, right or interest shall be liable for or subject to any debt, obligation or liability of the Employee, designated beneficiary or estate.

        Section 5.4 Employment Noncontractual. The establishment of the Restoration Plan shall not enlarge or otherwise affect the terms of any Employee's employment with his Participating Employer, and such Participating Employer may terminate the employment of the Employee as freely and with the same effect as if the Restoration Plan had not been established.

        Section 5.5 Adoption by Other Participating Employers. The Restoration Plan may be adopted by any Participating Employer participating under the 401(k) Plan, such adoption to be effective as of the date specified by such Participating Employer at the time of adoption.

        Section 5.6 Applicable Law. The Restoration Plan shall be governed and construed in accordance with the laws of the State of North Carolina, except to the extent such laws are preempted by the laws of the United States of America.

        Section 5.7 Merged Plans. From time to time the Participating Employers may cause other nonqualified plans to be merged into the Restoration Plan.
Schedule 5.7 attached hereto

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sets forth the names of the plans that merged into the Restoration Plan by April
1, 1998 and their respective merger dates. Schedule 5.7 shall be updated from time to time to reflect mergers after April 1, 1998.

        Upon such a merger, the account balance(s) immediately prior to the date of merger of each participant in the merged plan shall be transferred and credited as of the merger date to one or more accounts established under the Restoration Plan for such participant. From and after the merger date, the participant's rights shall be determined under the Restoration Plan, and the participant shall be subject to all of the restrictions, limitations and other terms and provisions of the Restoration Plan. Not in limitation of the foregoing, each Restoration Plan Account established for the participant as a result of the merger shall be periodically adjusted when and as provided in
Section 3.4 hereof as in effect from time to time and shall be paid at such time and in such manner as provided in Section 3.5 and Section 3.6 hereof, except to the extent otherwise provided on Schedule 5.7. The Personnel Group shall, in its discretion, establish any procedures it deems necessary or advisable in order to administer any such plan mergers, including without limitation procedures for transitioning from the method of account adjustments under the prior plan to the methods provided for under the Restoration Plan.

        IN WITNESS WHEREOF, this instrument has been executed by the Corporation as of the day and year first above written.

                                    BANKAMERICA CORPORATION


                                    By:  /s/ ANN P. WEST
                                        -----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                               -----------------------------

                                  SCHEDULE 5.7

                        MERGED PLANS AS OF APRIL 1, 1998

Plan Name                                                     Date of Merger
---------                                                     --------------

C&S Policy Committee Supplemental                             December 31, 1992
        Savings Plan

C&S Key Executive Supplemental                                December 31, 1992
        Savings Plan

C&S/Sovran Supplemental Retirement                            December 31, 1992
        Plan for Former Sovran Executives
        (Thrift Restoration Benefits)

First & Merchants Corporation Deferred                        March 31, 1993
        Management Incentive Compensation
        Plan

Sovran Deferred Compensation Plan                             March 31, 1993

NationsBank of Texas, N.A. Profit                             March 31, 1993
        Sharing Restoration Plan

Thrift Plan Reserve Account Maintained                        March 31, 1993
        Under the NationsBank Corporation
        and Designated Subsidiaries
        Supplemental Executive Retirement
        Plan

Bank South Executive Bonus Deferral Plan                      July 1, 1996

Boatmen's Bancshares, Inc. Executive Deferred                 December 31, 1997
Compensation Plan

Fourth Financial Corporation Executive Deferred               December 31, 1997
Compensation Plan

NationsBank Corporation Key Employee Deferral Plan            April 1, 1998

Deferred compensation components of the NationsBank           April 1, 1998
Corporation Executive Incentive Compensation Plan

                     THE NATIONSBANK 401(k) RESTORATION PLAN

                (as amended and restated effective July 1, 1998)



                     THE NATIONSBANK 401(K) RESTORATION PLAN
                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I DEFINITIONS........................................................................1

        Section 1.1   Definitions............................................................1


ARTICLE II PLAN ADMINISTRATION...............................................................4

        Section 2.1   Committee..............................................................4


ARTICLE III DEFERRED COMPENSATION PROVISIONS.................................................4

        Section 3.1   Employee Elections.....................................................4

        Section 3.2   Deferral Accounts......................................................5

        Section 3.3   Matching Contribution Restoration Accounts.............................5

        Section 3.4   Key Executive Deferrals................................................6

        Section 3.5   Account Adjustments....................................................7

        Section 3.6   Account Payments.......................................................8

        Section 3.7   Withdrawals on Account of an Unforeseeable Emergency..................11


ARTICLE IV AMENDMENT AND TERMINATION........................................................11

        Section 4.1   Amendment and Termination.............................................11


ARTICLE V MISCELLANEOUS PROVISIONS..........................................................12

        Section 5.1   Nature of Plan and Rights.............................................12

        Section 5.2   Termination of Employment.............................................12

        Section 5.3   Spendthrift Provision.................................................12

        Section 5.4   Employment Noncontractual.............................................12

        Section 5.5   Adoption by Other Participating Employers.............................12

        Section 5.6   Applicable Law........................................................13

        Section 5.7   Merged Plans..........................................................13

                     THE NATIONSBANK 401(k) RESTORATION PLAN

                       (as amended and restated effective July 1, 1998)


        THIS INSTRUMENT OF AMENDMENT AND RESTATEMENT is executed as of the 3rd day of February, 1999 and effective as of the 1st day of July, 1998, by BANKAMERICA CORPORATION, a Delaware corporation (the "Corporation");

                              Statement of Purpose
                              --------------------
        NationsBank Corporation ("NationsBank") entered into an Agreement and Plan of Reorganization with BankAmerica Corporation, a Delaware corporation ("BankAmerica"), dated April 10, 1998 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, NationsBank was re-incorporated as a Delaware corporation, BankAmerica merged into NationsBank, and the resulting Delaware corporation was renamed "BankAmerica Corporation," all effective as of the "Effective Time" as defined in the Reorganization Agreement. References herein to the "Corporation" include both NationsBank (prior to the Effective Time) and the Delaware corporation resulting from the consummation of the transactions contemplated by the Reorganization Agreement (from and after the Effective
Time).

        The Corporation sponsors The NationsBank 401(k) Restoration Plan (the "Restoration Plan"). The purpose of the Restoration Plan is to provide benefits, on a non-qualified and unfunded basis, to certain employees whose benefits under The NationsBank 401(k) Plan are adversely affected by the limitations of Sections 401(a)(17), 401(k)(3), 401(m), 402(g) and 415 of the Internal Revenue Code, as well as certain limits placed on the contribution rates of highly compensated participants established by the administrative committee under The NationsBank 401(k) Plan.

        By this Instrument, the Corporation is amending and restating the Restoration Plan effective July 1, 1998 to (i) provide for special deferral elections of annual incentive compensation for certain key employees; and (ii) otherwise meet current needs.

        NOW, THEREFORE, for the purposes aforesaid, the Corporation hereby amends and restates the Restoration Plan effective July 1, 1998 to consist of the following Articles I through V:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Definitions. Unless the context clearly indicates otherwise, when used in the Restoration Plan:

               Account means, collectively, the Deferral Account, Matching Contribution Restoration Account, Key Executive Incentive Deferral Account and Key Executive Incentive Matching Account.

               Annual Incentive Award means, with respect to a Key Executive, any annual incentive award payable to such Key Executive pursuant to (i) the NationsBank Corporation Executive Incentive Compensation Plan (which is being renamed the "Bank of America Executive Incentive Compensation Plan" effective September 30, 1998), (ii) the Corporate Management Incentive Plan or (iii) any other incentive compensation plan of the Corporation or any of its Subsidiaries approved for purposes of this Plan by the Committee. Annual Incentive Awards may be payable annually, quarterly, or on such other basis as provided by the applicable plan.

               Code means the Internal Revenue Code of 1986. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

               Code Limitations means any one or more of the limitations and restrictions that Sections 401(a)(17), 401(k)(3), 401(m), 402(g) and 415 of the Code place on the Pre-Tax Employee Contributions and Matching Contributions for a Covered Employee under the 401(k) Plan. In addition, Code Limitations also means and refers to any limitations on contributions under the 401(k) Plan established by the 401(k) Plan administrative committee with respect to highly compensated participants.

               Committee means the committee designated pursuant to Section 2.1 of the Restoration Plan.

               Corporation means (i) prior to the "Effective Time" (as defined in the Agreement and Plan of Reorganization dated April 10, 1998 between NationsBank Corporation and BankAmerica Corporation), NationsBank Corporation, a North Carolina corporation and (ii) from and after the Effective Time, BankAmerica Corporation, a Delaware corporation, and any successor thereto.

               Covered Employee means an Employee eligible to participate in the 401(k) Plan.

               Deferral Account means the account established and maintained on the books of a Participating Employer to record a Covered Employee's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to Section 3.2 of the Restoration Plan.

               Employee means an individual employed by a Participating
        Employer.

               401(k) Plan means The NationsBank 401(k) Plan, as in effect from time to time. Prior to April 1, 1998, the 401(k) Plan was named "The NationsBank Retirement Savings Plan".

               Key Executive means a Covered Employee who is designated by the Committee as a Key Executive for purposes of the Restoration Plan.

               Key Executive Incentive Deferral Account means the account established and maintained on the books of a Participating Employer to record a Key Executive's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to
        Section 3.4(b) of the Restoration Plan.

               Key Executive Incentive Matching Account means the account established and maintained on the books of a Participating Employer to record a Key Executive's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to
        Section 3.4(c) of the Restoration Plan.

               Matching Contribution Restoration Account means the account established and maintained on the books of a Participating Employer to record a Covered Employee's interest under the Restoration Plan attributable to amounts credited to the Covered Employee pursuant to
        Section 3.3 of the Restoration Plan. Prior to January 1, 1993, the Restoration Plan referred to this account as the "Restoration Account".

               Participating Employer means (i) the Corporation, (ii) each other "Participating Employer" under (and as defined in) the 401(k) Plan on the date hereof and (iii) any other incorporated or unincorporated trade or business which may hereafter adopt both the 401(k) Plan and the Restoration Plan.

               Payment Date, with respect to a Covered Employee who terminates employment with the Participating Employers on or after having attained age fifty-five (55), means the last business day of March of the calendar year following the calendar year in which such termination of employment occurs.

               Personnel Group means the Personnel Group of the Corporation.

               Plan Year means the twelve-month period commencing January 1 and ending the following December 31.

               Restoration Plan means this plan: The NationsBank 401(k) Restoration Plan as in effect from time to time. Prior to April 1, 1998, the Restoration Plan was named the "NationsBank Retirement Savings Restoration Plan".

               Single Sum Value of the Account of a Participant who is receiving annual installments pursuant to Section 3.6(c) means the single sum present value of the installments determined as of the relevant determination date using for such purpose as the discount rate the same rate that was used in calculating the amount of the installments pursuant to Section 3.6(c) below.
Any capitalized terms used in the Restoration Plan that are defined in the documents comprising the 401(k) Plan have the meanings assigned to them in the 401(k) Plan, unless such terms are otherwise defined above in this Article or unless the context clearly indicates otherwise.

                                   ARTICLE II
                               PLAN ADMINISTRATION

        Section 2.1 Committee. The Restoration Plan shall be administered by the "Committee" under (and as defined in) the 401(k) Plan (although certain provisions of the Restoration Plan shall be administered by the Personnel Group as specified herein). The Committee shall be empowered to interpret the provisions of the Restoration Plan and to perform and exercise all of the duties and powers granted to it under the terms of the Restoration Plan by action of a majority of its members in office from time to time. The Committee may adopt such rules and regulations for the administration of the Restoration Plan as are consistent with the terms hereof and shall keep adequate records of its proceedings and acts. All interpretations and decisions made (both as to law and fact) and other action taken by the Committee with respect to the Restoration Plan shall be conclusive and binding upon all parties having or claiming to have an interest under the Restoration Plan. Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretative issues that may arise in connection with its administration of the Restoration Plan (including without limitation any determination as to claims for benefits hereunder), and the Committee's exercise of such discretion shall be conclusive and binding on all affected parties as long as it is not arbitrary or capricious. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

                                   ARTICLE III
                        DEFERRED COMPENSATION PROVISIONS

        Section 3.1 Employee Elections. Prior to January 1 of a Plan Year, or at such other times as may be established by the Personnel Group, a Covered Employee who is expected to be a highly compensated employee within the meaning of section 414(q) of the Code for the Plan Year of the 401(k) Plan to which such election relates may elect to defer under the Restoration Plan the portion of the Covered Employee's Pre-Tax Employee Contributions otherwise permissible under the 401(k) Plan which cannot be credited to the Covered Employee under the 401(k) Plan for such Plan Year because of the Code Limitations. All elections made under this Section 3.1 shall be made in writing on a form, or pursuant to such other non-written procedures, as may be prescribed from time to time by the Personnel Group and shall be irrevocable for such Plan Year. An election by a Covered Employee under this Section 3.1 shall continue in effect for all subsequent Plan Years (during which the Covered Employee is a highly compensated employee) unless and until changed or terminated by the Covered Employee in accordance with procedures established from time to time by the Personnel Group. Any such change in or termination of an election under this Section 3.1 shall be effective as of the January 1 of the next succeeding Plan Year. If a Covered Employee's Pre-Tax Employee Contributions to the 401(k) Plan are suspended under the terms of the 401(k) Plan in connection with a hardship distribution, then all deferrals under this Plan (including deferrals by Key Executives pursuant to Section 3.4 below) shall be suspended (to the extent such suspension is required by Section 401(k) of the Code) for the same period that the Covered Employee's Pre-Tax Employee Contributions are suspended.

        Section 3.2 Deferral Accounts. A Participating Employer shall establish and maintain on its books a Deferral Account for each Covered Employee employed by such Participating Employer who elects to defer the receipt of any amount pursuant to Section 3.1 of the Restoration Plan. Such Deferral Account shall be designated by the name of the Covered Employee for whom established. The amount attributable to any Pre-Tax Employee Contribution for a particular pay period during such Plan Year which cannot be credited to the Covered Employee under the 401(k) Plan because of the Code Limitations, and which the Covered Employee has elected to defer pursuant to Section 3.1 of the Restoration Plan, shall be credited to such Deferral Account as of the date such amount would have otherwise been paid to the Covered Employee.

        Section 3.3 Matching Contribution Restoration Accounts. A Participating Employer shall establish and maintain on its books a Matching Contribution Restoration Account for each Covered Employee employed by such Participating Employer whose Matching Contributions under the 401(k) Plan shall have been limited, directly or indirectly, by the operation of the Code Limitations. Such Matching Contribution Restoration Account shall be designated by the name of the Covered Employee for whom established. If a Covered Employee is a Participant Eligible for Matching Contributions for the Plan Year under the 401(k) Plan, the Covered Employee's Matching Contribution Restoration Account shall be credited as of the Valuation Date under the 401(k) Plan that occurs on the last day of the Plan Year with an amount equal to the sum of Amount A and Amount B, where:

        Amount A is seventy-five percent (75%) of the sum of the portions (if any) of the amounts credited to the Covered Employee's Deferral Account for the Plan Year pursuant to Section 3.1 of the Restoration Plan that would have been Matchable Pre-Tax Employee Contributions for the Plan Year under the 401(k) Plan had such amounts been contributed to the 401(k) Plan as Pre-Tax Employee Contributions for the Covered Employee and the Code Limitations not applied to the 401(k) Plan.

        Amount B is seventy-five percent (75%) of the portion (if any) of the actual Matchable Pre-Tax Employee Contributions made to the 401(k) Plan for the Covered Employee for the Plan Year with respect to which Matching Contribution allocations were not made under Section 5.2 of the 401(k) Plan or (if made) were forfeited under Section 5.4 of the 401(k) Plan because of the Code Limitations.

Notwithstanding the foregoing, (i) no amount shall be credited to the Matching Contribution Restoration Account of a Covered Employee for a Plan Year to the extent it relates to incentive compensation payable to the Covered Employee for the Plan Year in excess of One Million Dollars ($1,000,000) (prior to the fifty percent (50%) reduction to the incentive compensation for purposes of being considered eligible "Compensation" under and as defined in the 401(k) Plan) and (ii) any matching contributions related to the deferral of a Key Executive's Annual Incentive Award under Section 3.4 shall be determined exclusively pursuant to the provisions of Section 3.4 and not pursuant to the provisions of this Section 3.3 (although a Key Executive may be credited with matching contributions pursuant to this Section 3.3 related to any non-Annual Incentive Award components of the Key Executive's compensation deferred pursuant to the provisions of Section 3.1).


        Section 3.4   Key Executive Deferrals.

        (a) Annual Incentive Award Deferral Elections. A Key Executive with respect to a Plan Year may irrevocably elect, on a form or pursuant to such procedures as the Personnel Group shall establish from time to time, to defer all or a portion of the Key Executive's Annual Incentive Award for a given Plan Year. In order to be effective, a Key Executive's election to defer must be made on or before the date specified by the Personnel Group for such purpose. Such election must normally be made prior to the beginning of the Plan Year to which the election relates. However, the Personnel Group, in its sole and exclusive discretion, may determine that in any Plan Year during which (A) a Key Executive first becomes eligible to defer under this Section 3.4(a) (including the Plan Year in which this deferral feature is first implemented under the Restoration
Plan) or (B) a Key Executive who is already eligible to defer certain incentive compensation covered by this Section 3.4(a) becomes eligible to defer incentive compensation not previously covered by this Section 3.4(a), such election may be made by such Key Executive within thirty (30) days after becoming eligible (or at such other times as the Personnel Group may determine consistent with the intent that the Plan operate so as to defer recognition of income taxes on amounts deferred until the date the amounts are actually paid).

        (b) Annual Incentive Award Deferral Accounts. A Participating Employer shall establish and maintain on its books a Key Executive Incentive Deferral Account for each Key Executive Participant. Each such Account shall be designated by the name of the Key Executive Participant for whom established. The amount of any Annual Incentive Award deferred by a Key Executive shall be credited to such account as of the date such Annual Incentive Award would have otherwise been paid to the Key Executive.

        (c) Matching Contributions Related to Annual Incentive Award Deferrals. A Participating Employer shall establish and maintain on its books a Key Executive Incentive Matching Account for each Key Executive employed by such Participating Employer who is credited with a matching contribution under this
Section 3.4(c). Such Key Executive Incentive Matching Account shall be designated by the name of the Key Executive for whom established. If a Key Executive is a Participant Eligible for Matching Contributions for a Plan Year under the 401(k) Plan and has deferred any portion of the Key Executive's Annual Incentive Award under Section 3.4(a) that would have otherwise been paid during the Plan Year, then the Key Executive Incentive Matching Account of the Key Executive shall be credited as of the Valuation Date under the 401(k) Plan that occurs on the last day of the Plan Year with a matching contribution equal to Amount A times Amount B, where:

        Amount A is seventy-five percent (75%); and

        Amount B is the amount of the Annual Incentive Award otherwise payable during the Plan Year that is deferred by the Key Executive pursuant to
        Section 3.4(a) above, but excluding any such deferrals that exceed three percent (3%) of the Key Executive's total Annual Incentive Award.

Notwithstanding the foregoing, the maximum amount of such matching contribution shall equal Twenty-Two Thousand Five Hundred Dollars ($22,500).

        Section 3.5   Account Adjustments.

        (a) Account Adjustments for Deemed Investments. The Committee shall from time to time designate one or more investment vehicle(s) in which the Accounts of Covered Employees shall be deemed to be invested. The investment vehicle(s) may be designated by reference to the investments available under other plans sponsored by a Participating Employer (including the 401(k) Plan). Each Covered Employee shall designate the investment vehicle(s) in which his or her Account shall be deemed to be invested according to the procedures developed by the Personnel Group, except as otherwise required by the terms of the Restoration Plan. No Participating Employer shall be under an obligation to acquire or invest in any of the deemed investment vehicle(s) under this subparagraph, and any acquisition of or investment in a deemed investment vehicle by a Participating Employer shall be made in the name of such Participating Employer and shall remain the sole property of such Participating Employer. Effective April 1, 1998, the designated investment vehicles shall be (and shall remain until such time as changed by the Committee in its sole discretion from time to time according to its procedures for designating investments) the following:

         (i)    30-Year Treasury Bond Fund;
         (ii)   NationsBank Stable Capital Fund;
         (iii)  Nations Strategic Fixed Income Fund;
         (iv)   Nations Value Fund;
         (v)    Nations Equity Index Fund;
         (vi)   Nations Disciplined Equity Fund;
         (vii)  Nations Managed SmallCap Index Fund;
         (viii) Nations International Equity Fund;
         (ix) NationsBank Stock Fund (BankAmerica Stock Fund from and after September 30, 1998);
         (x)    LifeGoal Balanced Growth Portfolio;
         (xi)   LifeGoal Growth Portfolio; and
         (xii) LifeGoal Income and Growth Portfolio.

The Committee shall also establish from time to time a default Fund into which a Covered Employee's Account shall be deemed to be invested if the Covered Employee fails to provide investment instructions pursuant to this Section 3.4(a). Effective April 1, 1998, such default Fund shall be the NationsBank Stable Capital Fund.

        (b) Periodic Account Adjustments. Each Account shall be adjusted from time to time at such intervals as determined by the Personnel Group. The Personnel Group may determine the frequency of account adjustments by reference to the frequency of account adjustments under another plan sponsored by a Participating Employer. The amount of the adjustment shall equal the amount that each Covered Employee's Account would have earned (or lost) for the period since the last adjustment had the Account actually been invested in the deemed investment vehicle(s) designated by the Covered Employee for such period pursuant to Section 3.5(a).

        (c) Account Adjustments Prior to April 1, 1998. Prior to April 1, 1998, Account adjustments were made in accordance with the terms of the Restoration Plan then in effect. The Personnel Group shall determine in its discretion procedures to transition from the methods for determining Account adjustments prior to April 1, 1998 and the methods described in the preceding paragraphs of this Section 3.4 for periods from and after April 1, 1998.

        Section 3.6   Account Payments.

        (a)    Payment Options.

               (i) A Covered Employee who first elects to defer amounts under this Article III after having attained age fifty-four (54) shall, at the time of the Covered Employee's initial deferral election, irrevocably elect one of the payment options described in subparagraph (iii) below.

               (ii) For a Covered Employee who first elects to defer amounts under this Article III before having attained age fifty-four (54), such Covered Employee shall, upon attainment of age fifty-four (54), be given the opportunity to irrevocably elect one of the payment options described in subparagraph (iii) below.

               (iii) The payment options from which a Covered Employee may elect are as follows: (A) single cash payment, (B) five (5) annual installments or (C) ten (10) annual installments, as such methods are more fully described below.

               (iv) Any election made under this Section 3.6(a) shall be made on such form, at such time and pursuant to such procedures as determined by the Personnel Group in its sole discretion from time to time. An election made under subparagraph (i) shall be effective upon the later of the date of such election or the attainment of age fifty-five (55). An election made under subparagraph (ii) shall not become effective until the attainment of age fifty-five (55) (or such later date as may be specified in the election).

               (v) For a Covered Employee who does not yet have an election in effect under this Section 3.6(a) or for a Covered Employee who fails to elect a payment option under this Section 3.6(a), the method of payment shall be the single cash payment. In addition, if the total Account balance of a Covered Employee who is to be paid by the installment method is less than Ten Thousand

        Dollars ($10,000) determined as of the first installment payment date, then the method of payment shall be the single cash payment.

        (b) Single Cash Payments. The following provisions shall apply with respect to single cash payments under the Restoration Plan:

               (i) In the case of a Covered Employee whose termination of employment with the Participating Employers occurs before the Covered Employee attains age fifty-five (55), then such Covered Employee's Account, to the extent vested, shall be determined as of the date of such termination of employment, and such final vested Account balance shall be paid in a single cash payment to the Covered Employee (or to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan in the case of the Covered Employee's termination of employment as the result of the Covered Employee's death) as soon as administratively practicable after the date of such termination of employment.

               (ii) In the case of a Covered Employee whose termination of employment with the Participating Employers occurs on or after the Covered Employee attains age fifty-five (55) and whose vested Account balance is to be paid in a single cash payment in accordance with
        Section 3.6(a), then such Covered Employee's Account, to the extent vested, shall continue to be credited with adjustments under Section 3.5 through the Payment Date, except that the rate for such adjustments for the period from March 1 immediately preceding the Payment Date through the Payment Date shall be the rate in effect under the 30-year Treasury Bond Fund as of such March 1. The final vested Account balance as of the Payment Date shall be paid in a single cash payment to the Covered Employee (or to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan in the case of the Covered Employee's termination of employment as the result of the Covered Employee's death) on or about the Payment Date.

        (c) Annual Installments. In the event a Covered Employee's employment with the Participating Employers terminates after the effectiveness of the Covered Employee's election as to the method of payment under Section 3.6(a) and such method of payment under Section 3.6(a) is annual installments, the amount of such annual installments shall be calculated and paid pursuant to the provisions of this Section 3.6(c). If a Covered Employee dies after the effectiveness of the Covered Employee's election as to the method of payment under Section 3.6(a) and such method of payment under Section 3.6(a) is annual installments, such annual installments (or remaining annual installments in the case of death after commencement of payment) shall be paid to the Covered Employee's "Beneficiary" as determined under the 401(k) Plan. The first installment shall be paid on or about the Payment Date, and each subsequent installment shall be paid on or about each anniversary of the Payment Date during the selected payment period. The amount of the installments shall be calculated as follows:

               (i) For Covered Employees who Terminate Employment on or after April 1, 1998. The Covered Employee's Account, to the extent vested, shall continue to be credited with adjustments under Section 3.5 through the Payment Date, except that the rate for such adjustments for the period from March 1 immediately preceding the Payment Date through the Payment Date shall be the rate in effect under the 30-year Treasury Bond Fund as of such March
        1. The amount of the annual installments shall then be calculated, based on the vested Account balance as of the Payment Date, as equal annual installments amortized over the selected period using the same 30-year Treasury Fund rate.

               (ii) For Covered Employees who Terminated Employment Prior to April 1, 1998. For Covered Employees who terminated employment prior to April 1, 1998, the amount of annual installments shall be calculated in accordance with the terms of the Restoration Plan as in effect at the time such Covered Employee terminated employment with the Participating Employers.

        (d) Vesting of Matching Accounts. Notwithstanding any provision of the Restoration Plan to the contrary, if a Covered Employee is not fully (100%) vested in the amount credited to the Employee's Matching Contribution Account and/or the Employee's Pre-1993 Stock/Thrift Plan Matching Contribution Account under the 401(k) Plan at the time of the Employee's termination of employment with the Participating Employers, the amount credited to the Covered Employee's Matching Contribution Restoration Account and (if applicable) Key Executive Incentive Matching Account shall be reduced at the time of such termination of employment to an amount equal to the product of (i) the amount then credited to said Matching Contribution Restoration Account and (if applicable) Key Executive Incentive Matching Account multiplied by (ii) the vested percentage applicable to the Employee's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account under the 401(k) Plan as of the date of such termination of employment. The amount by which the Employee's Matching Contribution Restoration Account and (if applicable) Key Executive Incentive Matching Account are reduced by application of the preceding sentence shall be forfeited at the time the Employee terminates employment.

        (e) Other Payment Provisions. Subject to the provisions of Section 3.7, a Covered Employee shall not be paid any portion of the Employee's Account prior to the Employee's termination of employment with the Participating Employers. Any deferral or payment hereunder shall be subject to applicable payroll and withholding taxes. For purposes of the Restoration Plan, a Covered Employee shall be deemed to have terminated employment with the Participating Employers upon eligibility for benefits under the NationsBank Long-Term Disability Plan as in effect from time to time; provided, however, that the Personnel Group may in its discretion determine that a Covered Employee who is eligible to receive Long-Term Disability Plan benefits has not terminated employment if the Personnel Group concludes that the Covered Employee is likely to return to work. In the event any amount becomes payable under the provisions of the Restoration Plan to a Covered Employee, beneficiary or other person who is a minor or an incompetent, whether or not declared incompetent by a court, such amount may be paid directly to the minor or incompetent person or to such person's fiduciary (or attorney-in-fact in the case of an incompetent) as the Personnel Group, in its sole discretion, may decide, and the Personnel Group shall not be liable to any person for any such decision or any payment pursuant thereto.

        Section 3.7 Withdrawals on Account of an Unforeseeable Emergency. A Covered Employee who is in active service of a Participating Employer may, in the Committee's sole discretion, receive a refund of all or any part of the amounts previously credited to the Covered Employee's Accounts (to the extent vested) in the case of an "unforeseeable emergency". A Covered Employee requesting a payment pursuant to this Section shall have the burden of proof of establishing, to the Committee's satisfaction, the existence of such "unforeseeable emergency", and the amount of the payment needed to satisfy the same. In that regard, the Covered Employee shall provide the Committee with such financial data and information as the Committee may request. If the Committee determines that a payment should be made to a Covered Employee under this Section such payment shall be made within a reasonable time after the Committee's determination of the existence of such "unforeseeable emergency" and the amount of payment so needed. The Committee may in its discretion establish the order in which amounts shall be withdrawn under this Section from a Covered Employee's Accounts. As used herein, the term "unforeseeable emergency" means a severe financial hardship to a Covered Employee resulting from a sudden and unexpected illness or accident of the Covered Employee or of a dependent of the Covered Employee, loss of the Covered Employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Covered Employee. The circumstances that shall constitute an "unforeseeable emergency" shall depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Covered Employee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Examples of what are not considered to be "unforeseeable emergencies" include the need to send a Covered Employee's child to college or the purchase of a home. Withdrawals of amounts because of an "unforeseeable emergency" shall not exceed an amount reasonably needed to satisfy the emergency need. If any withdrawal is permitted pursuant to this Section during a Plan Year, no further deferral of compensation shall be made during the Plan Year from and after the effective date of the withdrawal.

                                   ARTICLE IV
                            AMENDMENT AND TERMINATION

        Section 4.1 Amendment and Termination. The Corporation shall have the right and power at any time and from time to time to amend the Restoration Plan in whole or in part, on behalf of all Participating Employers, and at any time to terminate the Restoration Plan or any Participating Employer's participation hereunder; provided, however, that no such amendment or termination shall reduce the amount actually credited to the Account(s) of any current or former Covered Employee (or beneficiary of a deceased Covered Employee) on the date of such amendment or termination, or further defer the due dates for the payment of such amounts, without the consent of the affected person. Notwithstanding the provisions of Section 3.6(a), in connection with any termination of the Restoration Plan the Committee shall have the authority to cause the Accounts of all current and former Covered Employees (and beneficiary of any deceased Covered Employees) to be paid in a single sum payment as of a date determined by the Committee or to otherwise accelerate the payment of all Accounts in such manner as the Committee shall determine in its discretion. In that regard, upon any termination of the

Restoration Plan the amount of any payment to a former Covered Employee (or beneficiary of a deceased Covered Employee) who is receiving annual installments pursuant to Section 3.6(c) shall be the Single Sum Value of the Covered Employee's Account determined as of the selected determination date.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

        Section 5.1 Nature of Plan and Rights. The Restoration Plan is unfunded and intended to constitute an incentive and deferred compensation plan for a select group of officers and key management employees of the Participating Employers. If necessary to preserve the above intended plan status, the Committee, in its sole discretion, reserves the right to limit or reduce the number of actual participants and otherwise to take any remedial or curative action that the Committee deems necessary or advisable. The Accounts established and maintained under the Restoration Plan by a Participating Employer are for accounting purposes only and shall not be deemed or construed to create a trust fund of any kind or to grant a property interest of any kind to any Employee, designated beneficiary or estate. The amounts credited by a Participating Employer to such Accounts are and for all purposes shall continue to be a part of the general assets of such Participating Employer, and to the extent that an Employee, beneficiary or estate acquires a right to receive payments from such Participating Employer pursuant to the Restoration Plan, such right shall be no greater than the right of any unsecured general creditor of such Participating Employer.

        Section 5.2 Termination of Employment. For the purposes of the Restoration Plan, an Employee's employment with a Participating Employer shall not be considered to have terminated so long as the Employee is in the employ of any Participating Employer or other member of the Controlled Group.

        Section 5.3 Spendthrift Provision. No Account balance or other right or interest under the Restoration Plan of an Employee, beneficiary or estate may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such balance, right or interest shall be liable for or subject to any debt, obligation or liability of the Employee, designated beneficiary or estate.

        Section 5.4 Employment Noncontractual. The establishment of the Restoration Plan shall not enlarge or otherwise affect the terms of any Employee's employment with his Participating Employer, and such Participating Employer may terminate the employment of the Employee as freely and with the same effect as if the Restoration Plan had not been established.

        Section 5.5 Adoption by Other Participating Employers. The Restoration Plan may be adopted by any Participating Employer participating under the 401(k) Plan, such adoption to be effective as of the date specified by such Participating Employer at the time of adoption.

        Section 5.6 Applicable Law. The Restoration Plan shall be governed and construed in accordance with the laws of the State of North Carolina, except to the extent such laws are preempted by the laws of the United States of America.

        Section 5.7 Merged Plans. From time to time the Participating Employers may cause other nonqualified plans to be merged into the Restoration Plan.
Schedule 5.7 attached hereto sets forth the names of the plans that merged into the Restoration Plan by April 1, 1998 and their respective merger dates.
Schedule 5.7 shall be updated from time to time to reflect mergers after April 1, 1998.

        Upon such a merger, the account balance(s) immediately prior to the date of merger of each participant in the merged plan shall be transferred and credited as of the merger date to one or more accounts established under the Restoration Plan for such participant. From and after the merger date, the participant's rights shall be determined under the Restoration Plan, and the participant shall be subject to all of the restrictions, limitations and other terms and provisions of the Restoration Plan. Not in limitation of the foregoing, each Restoration Plan Account established for the participant as a result of the merger shall be periodically adjusted when and as provided in
Section 3.5 hereof as in effect from time to time and shall be paid at such time and in such manner as provided in Section 3.6 and Section 3.7 hereof, except to the extent otherwise provided on Schedule 5.7. The Personnel Group shall, in its discretion, establish any procedures it deems necessary or advisable in order to administer any such plan mergers, including without limitation procedures for transitioning from the method of account adjustments under the prior plan to the methods provided for under the Restoration Plan.

        IN WITNESS WHEREOF, this instrument has been executed by the Corporation as of the day and year first above written.

                                 BANKAMERICA CORPORATION


                                 By: /s/ ANN P. WEST
                                    ---------------------------------------
                                      Title: SENIOR VICE PRESIDENT
                                            -------------------------------


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


                                  SCHEDULE 5.7

                        MERGED PLANS AS OF APRIL 1, 1998

Plan Name                                                   Date of Merger
---------                                                   --------------

C&S Policy Committee Supplemental                           December 31, 1992
        Savings Plan

C&S Key Executive Supplemental                              December 31, 1992
        Savings Plan

C&S/Sovran Supplemental Retirement                          December 31, 1992
        Plan for Former Sovran Executives
        (Thrift Restoration Benefits)

First & Merchants Corporation Deferred                      March 31, 1993
        Management Incentive Compensation
        Plan

Sovran Deferred Compensation Plan                           March 31, 1993

NationsBank of Texas, N.A. Profit                           March 31, 1993
        Sharing Restoration Plan

Thrift Plan Reserve Account Maintained                      March 31, 1993
        Under the NationsBank Corporation
        and Designated Subsidiaries
        Supplemental Executive Retirement
        Plan

Bank South Executive Bonus Deferral Plan                    July 1, 1996

Boatmen's Bancshares, Inc. Executive Deferred               December 31, 1997
Compensation Plan

Fourth Financial Corporation Executive Deferred             December 31, 1997
Compensation Plan

NationsBank Corporation Key Employee Deferral Plan          April 1, 1998

Deferred compensation components of the NationsBank         April 1, 1998
Corporation Executive Incentive Compensation Plan